UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: February 10, 2005
(Date of earliest event reported)

ORTHOLOGIC CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-21214	86-0585310

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 West Washington Street, Tempe, Arizona	85281

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(602) 286-5520

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

     On February 10, 2005, the Board of Directors of OrthoLogic Corp. (the “Company”) set the date of the Company’s upcoming 2005 Annual Meeting of Stockholders for April 15, 2005. The meeting will be held at 8:00 a.m. local time, at the offices of the Company at 1275 West Washington Street, Tempe, Arizona 85281.

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company’s Annual Meeting for the fiscal year ending December 31, 2004 must have been received by the Company no later than December 31, 2004 in order that they be considered for inclusion in the proxy statement and form of proxy relating to this meeting. Under the Company’s Bylaws, if a stockholder wishes to present to the Company an item for consideration as an agenda item for the stockholders meeting without inclusion in the proxy statement, the stockholder must timely give notice to the Secretary and give a brief description of the business desired to be discussed. To be timely for the 2005 Annual Meeting, stockholders may submit items for consideration as agenda items until 5:00 pm on February 26, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2005	ORTHOLOGIC CORP.

/s/ Thomas R. Trotter

Thomas R. Trotter Chief Executive Officer